Summary PRoSPECTUSOctober 1, 2010

T. Rowe Price Inflation Protected Bond Fund—PRIPX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2010, and Statement of Additional Information, dated October 1, 2010.

Investment Objective

The fund seeks to provide inflation protection and income by investing primarily in inflation protected debt securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.36%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.26%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.63%
Fee waiver/expense reimbursement	0.13%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.50%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective October 1, 2010, T. Rowe Price Associates, Inc. agreed (through September 30, 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage and extraordinary expenses) that would cause the fund`s ratio of expenses to average net assets to exceed 0.50%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 0.50%) are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 0.50%. However, no reimbursement will be made more than three years after the waiver or payment or if it would result in the expense ratio exceeding 0.50%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$51	$169	$317	$746

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 11.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  Normally, the fund will invest at least 80% of its net assets in inflation protected bonds. The emphasis will be on bonds issued by the U.S. Treasury (e.g., Treasury inflation protected securities), but similar bonds issued by U.S. government agencies and corporations may also be purchased. Up to 20% of the fund`s investments in inflation protected bonds may be issued by foreign governments or corporations and linked to a non-U.S. inflation rate. The fund may also invest up to 20% of its net assets in fixed-income securities that are not indexed to inflation. All of the non-U.S. Treasury securities purchased by the fund will be rated "A" or better by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may continue to hold a security that has been downgraded after purchase. Although the fund may invest in bonds of varying maturities, the fund`s dollar weighted average maturity is expected to be between five and 15 years.

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Treasury inflation protected securities, also commonly known as TIPS, are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices of goods and services that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond`s principal, follows a designated inflation index, such as the consumer price index.

In selecting securities, the portfolio managers may consider implied inflation rates (the difference in yield between conventional fixed-rate Treasury bonds and Treasury inflation protected securities of comparable maturity). For instance, if the implied inflation rate appears high relative to actual or anticipated inflation, the managers may sell Treasury inflation protected securities in favor of conventional fixed-rate Treasuries. Depending on their outlook for both inflation and economic growth, the managers may also purchase and sell Treasury inflation protected securities and other securities to change the duration of the fund (a measure of its interest rate sensitivity).

In keeping with the fund`s objective, it may also use futures, options, and swaps.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Interest rate risk  This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of a fund, the greater the interest rate risk. However, because most of the fund`s holdings have an inflation adjustment feature, the fund should have less interest rate risk (but also a lower yield) than a traditional bond fund with a similar weighted average maturity.

Deflation risk When inflation is negative or concerns over inflation are low, the value and income of the fund`s holdings could fall and result in losses for the fund.

Credit risk  This is the risk that an issuer of a debt security or counterparty to an over-the-counter derivative could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. The fund`s holdings that are issued by the U.S. government have minimal credit risk.

Liquidity risk  This is the risk that the fund may not be able to sell a security in a timely manner or at desired prices.

Foreign investing risk  This is the risk that the fund`s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

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Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

The fund`s return for the six months ended 6/30/10 was 4.36%.

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Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (10/31/2002)
Inflation Protected Bond Fund
Returns before taxes	10.43%	4.28%	5.51%
Returns after taxes on distributions	9.76	3.14	4.36
Returns after taxes on distributions and sale of fund shares	6.77	3.02	4.09
Barclays Capital U.S. TIPS	11.41	4.63	6.04
Lipper Treasury Inflation Protected Securities Funds Average	10.75	3.56	5.38

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Daniel O. Shackleford is Chairman of the fund`s Investment Advisory Committee. Mr. Shackleford has been chairman of the committee since 2002 and he joined T. Rowe Price in 1999.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account, although dividends paid by the fund from income earned on U.S. Treasury securities are exempt from state and local taxes in most states.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s website for more information on these payments.

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F147-045 10/1/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202